UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 29, 2005


                             URANIUM RESOURCES, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

             Delaware               0-17171                 75-2212772
             --------               -------                 ----------
  (State or other jurisdiction    (Commission            (I.R.S. Employer
        of incorporation)         File Number)          Identification No.)



     650 South Edmonds, Suite 108, Lewisville, TX            75067
       (Address of principal executive offices)             Zip Code


                                 (972) 219-3330
                                 --------------
              (Registrant's telephone number, including area code)





          (Former name or former address, if changed since last report)

Item 8.01. Other Events

     On July 29, 2005, the Registrant issued a press release pursuant to Rule 135c of the Securities Act of 1933 relating to its plans for a private placement to selected accredited investors of $10 million in value of shares of its Common Stock.

     A copy of the press release dated July 29, 2005 is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits

           Exhibit 99.1 Press Release dated July 29, 2005.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         URANIUM RESOURCES, INC.



Date: July 29, 2005                  By: /s/ Paul K. Willmott
                                         ---------------------------------------
                                         Paul K. Willmott
                                         President, Chief Executive Officer
                                         and Chairman of the Board of Directors

Exhibit Index


Exhibit Number           Description
--------------           -----------

Exhibit 99.1             Press Release dated July 29, 2005.